    As filed with the Securities and Exchange Commission on November 8, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  February 6, 2001




                           W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-7849                       22-1867895
---------------               ----------------               ------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


        165 Mason Street, P.O. Box 2518, Greenwich, CT           06836-2518
        ----------------------------------------------           ----------
           (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code:   (203) 629-3000
                                                              --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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     This Amendment No. 2 to the Form 8-K dated February 6, 2001 (as amended by
Amendment No. 1 thereto filed on June 25, 2001) of W. R. Berkley Corporation is being filed to amend and restate Exhibit 99.2 to such Form 8-K. Such exhibit, which as revised is attached hereto and is incorporated in this Form 8-K by reference, describes certain risk factors that may affect the W. R. Berkley Corporation's business, results of operations, prospects and financial condition.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

               None.

     (b) Pro forma financial information:

               None.

     (c) Exhibits:

               99.1 Edited Transcript of Conference Call held on February 6,
                    2001 (previously filed)

               99.2 Risk Factors


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By: /s/ Eugene G. Ballard
                                            -------------------------------
                                            Name:   Eugene G. Ballard
                                            Title:  Senior Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer

Date:  November 8, 2001

                                  EXHIBIT INDEX


Exhibit:
-------

99.1 Edited Transcript of Conference Call held on February 6, 2001 (previously filed)

99.2                Risk Factors